Exhibit 23.1

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333.17983.

                                                     /s/ Arthur Andersen LLP

Washington, D.C.
March 27, 1997